SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to Section 240.14a-12

THE TOPPS COMPANY, INC.

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THE TOPPS COMPANY, INC.
One Whitehall Street
New York, New York 10004

June 23, 2006

Dear Stockholders:

I am pleased to invite you to attend the annual meeting of stockholders of The Topps Company, Inc., which will be held at J.P. Morgan Chase & Co., 270 Park Avenue, 3rd Floor Auditorium, New York, New York, on July 28, 2006 at 10:30 A.M., Eastern Standard time, to elect three directors, to consider and vote upon proposals to amend the Company’s Restated Certificate of Incorporation and Restated By-Laws, and to ratify the appointment of our independent auditors.

Attached is the Notice of Annual Meeting of Stockholders and Proxy Statement which describes in detail the matters on which you are being asked to vote. Also enclosed is the Company’s Annual Report.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE ‘‘FOR’’ THE ELECTION OF EACH OF THE COMPANY’S NOMINEES ON THE ENCLOSED WHITE PROXY CARD. WE URGE YOU NOT TO VOTE FOR ANY INDIVIDUALS WHO MAY BE NOMINATED BY THE SO-CALLED ‘‘TOPPS FULL VALUE COMMITTEE,’’ TIMOTHY BROG OR PEMBRIDGE VALUE OPPORTUNITY FUND LP, AND NOT TO EXECUTE ANY PROXY CARD OTHER THAN A WHITE PROXY CARD.

Your vote is important no matter how many shares you own. Regardless of whether you plan to attend the meeting, I encourage you to vote promptly by completing and returning the enclosed WHITE proxy card to ensure that your shares will be represented at the meeting.

If you have any questions or need assistance in voting your shares, please call the firm assisting the Board of Directors in the solicitation of proxies:

MacKenzie Partners, Inc.
105 Madison Avenue
New York, NY 10016
Call Collect: (212) 929-5500
or
Call Toll Free: (800) 322-2885

Sincerely yours,
Arthur T. Shorin Chairman and Chief Executive Officer

THE TOPPS COMPANY, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
JULY 28, 2006

To the Stockholders of
THE TOPPS COMPANY, INC.

The annual meeting of stockholders (the ‘‘Annual Meeting’’) of The Topps Company, Inc., a Delaware corporation (the ‘‘Company’’), will be held at J.P. Morgan Chase & Co., 270 Park Avenue, 3rd Floor Auditorium, New York, New York, on July 28, 2006 at 10:30 A.M., Eastern Standard time, for the following purposes:

1.	To elect three directors to serve for a one-year term until the 2007 annual meeting of the Company’s stockholders. However, if Proposal 2 (described below) is not approved by the requisite vote of stockholders, the terms of the three directors elected at the Annual Meeting will expire at the 2009 annual meeting of the Company’s stockholders;

2.	To consider and vote upon a proposal to amend the Company’s Restated Certificate of Incorporation (the ‘‘Certificate of Incorporation’’) to eliminate the classification of the Board of Directors;

3.	To consider and vote upon a proposal to amend the Certificate of Incorporation to permit stockholders holding in the aggregate at least 25% of the outstanding common stock of the Company to require the call of a special meeting of stockholders;

4.	To consider and vote upon a proposal to amend the Company’s Restated By-Laws to permit stockholders holding in the aggregate at least 25% of the outstanding common stock of the Company to require the call of a special meeting of stockholders;

5.	To ratify the appointment by the Board of Directors of the Company of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending March 3, 2007; and

6.	To transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on June 1, 2006 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE ‘‘FOR’’ THE ELECTION OF EACH OF THE COMPANY’S NOMINEES ON THE ENCLOSED WHITE PROXY CARD. WE URGE YOU NOT TO VOTE FOR ANY INDIVIDUALS WHO MAY BE NOMINATED BY THE SO-CALLED ‘‘TOPPS FULL VALUE COMMITTEE,’’ TIMOTHY BROG OR PEMBRIDGE VALUE OPPORTUNITY FUND LP, AND NOT TO EXECUTE ANY PROXY CARD OTHER THAN A WHITE PROXY CARD.

A small hedge fund called Pembridge Value Opportunity Fund LP (together with its affiliates, ‘‘Pembridge’’) has provided notice that, at the Annual Meeting, it intends to nominate its own slate of three candidates for election as directors. The Board of Directors believes that this action is not in your best interest and urges you not to sign or return any proxy card that Pembridge may send you.

If you wish to vote your shares in support of the Company’s nominees, please vote using only the enclosed WHITE proxy card. Discard any proxy cards that are sent to you by Pembridge or the so-called ‘‘Topps Full Value Committee.’’ The Board of Directors urges you not to mail, sign or send any proxy cards sent to you by Pembridge even as a vote of protest because a submission of a Pembridge or ‘‘Topps Full Value Committee’’ proxy card will revoke any previously voted proxy card in support of the Company’s nominees. You can revoke any Pembridge or ‘‘Topps Full Value Committee’’ proxy card previously signed by you by signing, dating and mailing the WHITE proxy card in the enclosed envelope provided.

If you have any questions or need assistance in voting your shares, please call the firm assisting the Board of Directors in the solicitation of proxies:

MacKenzie Partners, Inc.
105 Madison Avenue
New York, NY 10016
Call Collect: (212) 929-5500
or
Call Toll Free: (800) 322-2885

By order of the Board of Directors,
Vinit Bharara Corporate Secretary

Dated: June 23, 2006

Whether or not you expect to be present at the Annual Meeting, please date and sign the enclosed WHITE proxy and return it promptly in the enclosed envelope. In the event you attend the Annual Meeting and vote in person, the WHITE proxy will not be used.

THE TOPPS COMPANY, INC.
One Whitehall Street
New York, New York 10004

PROXY STATEMENT
GENERAL

The Board of Directors of The Topps Company, Inc. (the ‘‘Company’’) is furnishing this proxy statement (the ‘‘Proxy Statement’’) to all stockholders of record in connection with its solicitation of proxies for the annual meeting of stockholders of the Company (the ‘‘Annual Meeting’’) and any adjournment or postponement thereof. The Annual Meeting will be held at J.P. Morgan Chase & Co., 270 Park Avenue, 3rd Floor Auditorium, New York, New York, on July 28, 2006 at 10:30 A.M., Eastern Standard time. A copy of the Company’s Annual Report to Stockholders for the fiscal year ended February 25, 2006 is being mailed to all stockholders with this Proxy Statement. The annual report is also available on the Internet at www.topps.com. The approximate mailing date of this Proxy Statement is June 23, 2006.

Proxy Information

Proxies in the form enclosed are being solicited by, or on behalf of, the Company’s Board of Directors (the ‘‘Board of Directors’’ or the ‘‘Board’’). The persons named in the accompanying form of WHITE proxy have been designated as proxies by the Board of Directors.

The Board unanimously recommends a vote: (i) FOR the nominees for election as directors of the Company listed herein; (ii) FOR the proposal to amend the Company’s Restated Certificate of Incorporation (the ‘‘Certificate of Incorporation’’) to eliminate the classification of the Board of Directors; (iii) FOR the proposal to amend the Certificate of Incorporation to permit stockholders of the Company holding in the aggregate at least 25% of the outstanding common stock of the Company to require the call of a special meeting of stockholders; (iv) FOR the proposal to amend the Company’s Restated By-Laws (the ‘‘By-Laws’’) to permit stockholders of the Company holding in the aggregate at least 25% of the outstanding common stock of the Company to require the call of a special meeting of stockholders; and (v) FOR the ratification of the appointment by the Board of Directors of Deloitte & Touche LLP as auditors for the Company for the fiscal year ending March 3, 2007.

Stockholders who submit proxies may revoke them at any time before they are voted by written notice to the Company by either submitting a new proxy or by personal ballot at the Annual Meeting.

Information Concerning Possible Competing Nominations

The Company has received notice from a small hedge fund called Pembridge Value Opportunity Fund LP (together with its affiliates, ‘‘Pembridge’’) indicating that it intends to nominate its own slate of three nominees to the Company’s Board of Directors at the Annual Meeting. If you receive proxy materials from Pembridge or the so-called ‘‘Topps Full Value Committee,’’ the Company urges you not to sign or return the Pembridge or ‘‘Topps Full Value Committee’’ proxy card.

Pursuant to the By-Laws, Pembridge’s director nominations can only be made at the Annual Meeting if Pembridge has provided advance written notice of such nominations by May 1, 2006. Under the By-Laws, the notice must contain all information about each nominee that is required to be included in a proxy statement prepared pursuant to the Securities and Exchange Commission’s proxy rules (the ‘‘Proxy Rules’’). Subsequent to May 1, 2006, the Company discovered that one of Pembridge’s nominees, John J. Jones, was Executive Vice President, General Counsel and Corporate Secretary of a corporation that filed a Chapter 11 bankruptcy petition within two years of Mr. Jones’ departure. Although this information is required under the Proxy Rules if it is material to an evaluation of the ability or integrity of Mr. Jones as a nominee for election to the Company’s Board, the information was omitted from Pembridge’s nomination notice. The Company believes, particularly in light of the disparaging claims regarding the abilities of the Company’s management that Pembridge has made in its proxy solicitation materials, that this information is material to an evaluation of the ability or integrity of Mr. Jones as a nominee for election to the Company’s Board. Nonetheless, in light of the Company’s discovery and disclosure of this information, the Company has determined that Pembridge’s omission will not cause Mr. Jones’ nomination to be ruled ‘‘out of order’’ if Pembridge makes such nomination at the Annual Meeting.

Record Date and Voting

As of June 1, 2006, the Company had outstanding 39,323,393 shares of common stock, par value $.01 per share (‘‘Common Stock’’), entitled to be voted at the Annual Meeting. Each share is entitled to one vote on each matter submitted to a vote of stockholders. Only stockholders of record at the close of business on June 1, 2006 will be entitled to vote at the Annual Meeting. If your shares are registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, you are considered with respect to those shares the stockholder of record, and these proxy materials are being sent directly to you. As the stockholder of record, you have the right to submit your voting proxy directly to the Company using the enclosed proxy card or to vote in person at the Annual Meeting.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in ‘‘street name.’’ These proxy materials are being forwarded to you by your broker who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker to vote your shares, and your broker or nominee has enclosed a voting instruction card for you to use. If your shares are held by a broker or nominee, please return your voting card as early as possible to ensure that your shares will be voted in accordance with your instructions. You are also invited to attend the Annual Meeting; however, since you are not the stockholder of record, you may not vote these shares in person at the meeting.

Under Delaware law and the By-Laws, the presence of a quorum is required to transact business at the Annual Meeting. A quorum is defined as the presence, either in person or by proxy, of a majority of the shares entitled to vote. Abstentions and broker non-votes are considered to be shares present for the purpose of determining whether a quorum exists. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Brokers do not have discretionary voting power with respect to this election of directors. Therefore, broker non-votes will not be counted in this election of directors.

Under Delaware law, the Certificate of Incorporation and the By-Laws, directors are elected (Proposal No. 1 described below) by a plurality of the votes cast, either in person or by proxy, at the Annual Meeting; Proposal Nos. 2, 3 and 4 (described below) must be approved by the affirmative vote of 66-2/3% of the outstanding shares of Common Stock; and Proposal No. 5 (described below) must be approved by the affirmative vote of a majority of the shares of Common Stock present, either in person or by proxy, at the Annual Meeting, provided that a quorum is present. Absentions and broker non-votes are not counted as votes present for the purpose of electing directors. With respect to the matters other than the election of directors, broker non-votes are not considered to be shares present, but abstentions are considered to be shares present and, therefore, abstentions will have the effect of votes against the proposal. Stockholders of record may appoint proxies to vote their shares by signing, dating and mailing the WHITE proxy card in the envelope provided.

Proxies will be voted as directed, unless revoked at or before the Annual Meeting. Any stockholder who attends the Annual Meeting and elects to vote in person may at the meeting revoke a previously designated proxy. Otherwise, revocation of a proxy will be effective only if a stockholder advises the Corporate Secretary of the revocation in a writing, including a later-dated proxy, that is received by the Corporate Secretary on or before July 27, 2006.

If you wish to vote your shares in support of the Company’s nominees, please vote using only the enclosed WHITE proxy card. Discard any proxy cards that are sent to you by Pembridge or the so-called ‘‘Topps Full Value Committee.’’ The Board of Directors urges you not to mail, sign or send any proxy cards sent to you by Pembridge or the ‘‘Topps Full Value Committee’’ even as a vote of protest because a submission of a Pembridge or ‘‘Topps Full Value Committee’’ proxy card will revoke any previously voted proxy card in support of the Company’s nominees. You can revoke any Pembridge or ‘‘Topps Full Value Committee’’ proxy card previously signed by you by signing, dating and mailing the WHITE proxy card in the enclosed envelope provided.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information available to the Company as to shares of Common Stock owned as of June 1, 2006 by (i) each person known to the Company to be the beneficial owner of more than five percent of the outstanding Common Stock, (ii) each director and nominee for election as a director, (iii) each person designated in the section of this Proxy Statement captioned ‘‘Executive Compensation’’ and (iv) all directors and executive officers as a group. Except as otherwise indicated, each person named below has sole investment and voting power with respect to the shares of Common Stock shown.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Shares Outstanding
Arthur T. Shorin(2)(3)	2,900,489	7.3%
Ira Friedman(4)	63,399	*
Allan A. Feder(2) (5)	82,994	*
Warren Friss(6)	99,383	*
Catherine K. Jessup(7)	162,999	*
Stephen D. Greenberg(8)	135,449	*
Ann Kirschner(9)	74,449	*
David M. Mauer(10)	141,449	*
Edward D. Miller(11)	40,449	*
Jack H. Nusbaum(12)	156,449	*
Scott A. Silverstein(2)(13)	355,211	*
Richard Tarlow(14)	74,449	*
Leonard Stern	0	*
Private Capital Management, Inc.(15) 8889 Pelican Bay Blvd. Naples, Florida 34108	9,514,371	24.2%
Merrill Lynch & Co., Inc.(16) Merrill Lynch Investment Managers (MLIM) World Financial Center 250 Vesey Street New York, New York 10381	5,116,270	13.0%
Royce & Associates, LLC(17) 1414 Avenue of the Americas New York, New York 10019	3,000,070	7.6%
Gamco Investors, Inc.(18) One Corporate Center Rye, New York 10580	2,374,861	6.0%
Crescendo Partners II L.P., Series Y(19) 10 East 53rd Street 35th Floor New York, New York 10022	2,370,700	6.0%
All directors and executive officers as a group (18 persons)(2)	5,030,632	12.2%

*	less than 1.0%.

(1)	Pursuant to regulations of the Securities and Exchange Commission (the ‘‘Commission’’), shares are deemed to be ‘‘beneficially owned’’ by a person if such person directly or indirectly has or shares the power to vote or dispose of such shares, or has the right to acquire the power to vote or dispose of such shares within 60 days, including any right to acquire through the exercise of any option, warrant or right.

(2)	Does not include 50,000, 1,378 and 20,702 shares of Common Stock owned by immediate family members of each of Messrs. Shorin, Feder and Silverstein, respectively. Messrs. Shorin, Feder and Silverstein disclaim beneficial ownership of such shares.

(3)	Includes 582,500 shares of Common Stock issuable upon exercise of options.

(4)	Includes 61,999 shares of Common Stock issuable upon exercise of options.

(5)	Includes 68,000 shares of Common Stock issuable upon exercise of options.

(6)	Includes 96,083 shares of Common Stock issuable upon exercise of options.

(7)	Includes 162,999 shares of Common Stock issuable upon exercise of options.

(8)	Includes 85,000 shares of Common Stock issuable upon exercise of options.

(9)	Includes 68,000 shares of Common Stock issuable upon exercise of options.

(10)	Includes 115,000 shares of Common Stock issuable upon exercise of options.

(11)	Includes 34,000 shares of Common Stock issuable upon exercise of options.

(12)	Includes 85,000 shares of Common Stock issuable upon exercise of options.

(13)	Includes 330,665 shares of Common Stock issuable upon exercise of options.

(14)	Includes 68,000 shares of Common Stock issuable upon exercise of options.

(15)	Based upon a Schedule 13G filed on February 14, 2006 with the Commission by Private Capital Management, Inc.

(16)	Based upon a Schedule 13G filed on February 8, 2006 with the Commission by Merrill Lynch & Co., Inc.

(17)	Based upon a Schedule 13G filed on January 31, 2006 with the Commission by Royce & Associates, LLC.

(18)	Based upon a Schedule 13D filed on January 20, 2006 with the Commission by Gamco Investors, Inc.

(19)	Based upon a joint Schedule 13D filed on June 14, 2006 with the Commission by Crescendo Partners II L.P., Series Y (‘‘Crescendo’’), Crescendo Investments II, LLC, Crescendo Advisors LLC, Eric Rosenfeld, Pembridge Value Opportunity Fund LP, Pembridge Capital Management LLC, Timothy E. Brog, Arnaud Ajdler, John J. Jones and the Topps Full Value Committee. Crescendo and certain of its affiliates beneficially own 6.0% of the outstanding Common Stock, and Crescendo, along with the other members of the so-called ‘‘Topps Full Value Committee,’’ beneficially owns 7.0% of the outstanding Common Stock.

BOARD OF DIRECTORS
PROPOSAL NO. 1 — Election of Directors

The Board of Directors is currently divided into three classes (each with three members), with each class serving for a period of three years. One class of directors is elected by the stockholders annually. There is currently a vacancy on the Board of Directors due to the death of Stanley Tulchin, who passed away in December of 2005. This year, Arthur T. Shorin, Edward D. Miller and Leonard Stern have been nominated to stand for election for a one-year term that expires at the 2007 annual meeting of the Company’s stockholders. However, if the amendment to the Certificate of Incorporation described as Proposal No. 2 later in this proxy statement is not approved by the requisite vote of stockholders, the terms of Messrs. Shorin, Miller and Stern will expire at the 2009 annual meeting of the Company’s stockholders. Each of these individuals has consented to be named as a nominee in this proxy statement and to serve as a director until the expiration of his respective term and until such nominee’s successor has been elected or qualified or until the earlier resignation or removal of such nominee.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE ‘‘FOR’’ THE ELECTION OF EACH OF THE COMPANY’S NOMINEES ON THE ENCLOSED WHITE PROXY CARD. WE URGE YOU NOT TO VOTE FOR ANY INDIVIDUALS WHO MAY BE NOMINATED BY THE SO-CALLED ‘‘TOPPS FULL VALUE COMMITTEE,’’ TIMOTHY BROG OR PEMBRIDGE VALUE OPPORTUNITY FUND LP, AND NOT TO EXECUTE ANY PROXY CARD OTHER THAN A WHITE PROXY CARD.

Should any one or more of the nominees named in this proxy statement become unable to serve for any reason or, for good cause, will not serve, which is not anticipated, the Board of Directors may designate substitute nominees, unless the Board of Directors by resolution provides for a lesser number of directors. In this event, the proxy holders will vote for the election of such substitute nominee or nominees.

The following table sets forth the name, age and principal business experience during the past five years of each director and director nominee of the Company.

Name	Business Experience During Past 5 Years, Age and Other Information	Director of the Company or its Predecessors Since
Nominees to Serve in Office Until 2009 (Subject to Adoption of Proposal No. 2)
Arthur T. Shorin	Chairman of the Board and Chief Executive Officer of the Company and its predecessor since 1980. Mr. Shorin was President of the Company from November 1997 to August 2004. Mr. Shorin is the father-in-law of Scott A. Silverstein, President and Chief Operating Officer of the Company. Mr. Shorin is 70 years of age.	1960

Name	Business Experience During Past 5 Years, Age and Other Information	Director of the Company or its Predecessors Since
Edward D. Miller	Mr. Miller served as President and Chief Executive Officer of AXA Financial, Inc. from August 1997 through June 2001. From June 2001 through June 2003, he served as a member of the Supervisory Board and Senior Advisor to the Chief Executive Officer of AXA Group. Mr. Miller was Senior Vice Chairman of the Chase Manhattan Corporation from 1996 through July 1997. Mr. Miller is also a director of The American Express Company and Korn/Ferry International. Mr. Miller is 65 years of age.	2001
Leonard Stern	Founding Partner of Shepardson, Stern & Kaminsky (an advertising, public relations and marketing firm) and a partner in that firm since 1993. Head of Creative Artist Agency’s corporate advisory group since November 2005. Visiting Professor at the Yale School of Management since 1991. National Board Member of Communities in Schools. Mr. Stern served as Managing Director of Sawyer Miller Group from 1990 until 1992. Mr. Stern is 43 years of age.	N/A
Directors to Continue in Office Until 2008 (Subject to Adoption of Proposal No. 2)
Stephen D. Greenberg	Managing Director, Allen & Co., LLC since January 2002. Chairman of Fusient Media Ventures, Inc. from January 2000 through December 2001. Private Investor from November 1998 to December 1999. President of Classic Sports Network, Inc. from November 1993 through October 1998. Mr. Greenberg is 57 years of age.	1992
Ann Kirschner	President, Comma International (a management consulting company, specializing in education, media and technology) since February 2003. Chief Executive Officer and President of FATHOM (the first interactive knowledge network) from 1999 through January 2003. Dr. Kirschner was Vice President of Programming and Media Development for the National Football League from November 1994 through January 1999. Dr. Kirschner is 55 years of age.	1999
Richard Tarlow	Chairman of Roberts & Tarlow (an advertising agency) since 1988. Mr. Tarlow was President of Tarlow Advertising, a division of Revlon Inc., from 1987 to 2000 and Executive Vice President of Revlon Inc. from 1988 to 2000. Mr. Tarlow is 65 years of age.	1999

Name	Business Experience During Past 5 Years, Age and Other Information	Director of the Company or its Predecessors Since
Directors to Continue in Office Until 2007
Allan A. Feder	An independent business consultant for more than the past five years and Chief Executive Officer of Vitarroz Corporation (a proprietary brand food company) from 1988 to 2000. Mr. Feder is 74 years of age.	1992
David M. Mauer	Chief Executive Officer of E&B Giftware, LLC since January 2003. An independent business consultant from July 2001 to December 2002. Served as President and Chief Executive Officer of Riddell Sports Inc. from 1993 until June 2001. Mr. Mauer is 57 years of age.	1996
Jack H. Nusbaum	Chairman of the New York law firm of Willkie Farr & Gallagher LLP and a partner in that firm for more than thirty years. Mr. Nusbaum is also a director of W. R. Berkley Corporation and Strategic Distribution, Inc. Mr. Nusbaum is 65 years of age.	1992

Board Operations and Meetings

The Board of Directors met seven times during the fiscal year ended February 25, 2006. Each of the directors who served during such period attended at least 75% of the aggregate number of meetings of the Board of Directors and any committee of which they were members during such period.

The Company does not have a formal policy with regard to Board member attendance at the Annual Meeting. All directors are encouraged to attend the Annual Meeting, and eight of the nine directors attended the annual meeting of stockholders held on June 30, 2005.

The Board’s operation and responsibilities are governed by the Certificate of Incorporation, the By-Laws, charters for the Board’s standing committees and the laws of the State of Delaware. Other than as set forth in the Certificate of Incorporation, no members of the Board have individual indemnification agreements with the Company.

Chairman of the Board/Lead Director

The Board recognizes that during periods of reduced investor confidence, it may be appropriate to have a non-executive lead director as a symbol of the Board’s responsiveness to stockholder concerns. Although the Board has not designated a single individual to serve as lead director or to act as a spokesperson for the Board, various individual non-management directors, particularly those who chair committees, chair executive sessions of the Board on a rotating basis as determined by the Board.

Section 16(a) Beneficial Ownership Reporting Compliance

The Company’s executive officers, directors and ten percent stockholders are required under the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’), to file reports of ownership and changes in ownership with the Commission. Based solely upon its review of the copies of reports furnished to the Company through the date hereof, or written representations that no reports were required to be filed, except as stated below, the Company believes that all filing requirements applicable to its executive officers, directors and ten percent stockholders were complied with during the fiscal year ended February 25, 2006, with the exception of the following filings which were filed late: John Budd filed a Form 4 on October 12, 2005 regarding an event that occurred on October 5, 2005; John Buscaglia filed a Form 4 on October 12, 2005 regarding an event that occurred on October 5, 2005; Michael Clancy filed a Form 4 on February 3, 2006 regarding an event that occurred on January 31, 2006; and David Mauer filed a Form 4 on February 3, 2006 regarding an event that occurred on January 31, 2006.

Compensation of Directors

For the fiscal year ended February 25, 2006, each director who was not also an employee of the Company received an annual director’s fee of $20,000 in cash. In addition, pursuant to an automatic grant feature of the Company’s 2001 Stock Incentive Plan, each non-employee director received an award of restricted shares of the Company’s common stock on the date of the Company’s 2005 annual meeting of stockholders having a value of $20,000. These shares of restricted stock will vest and the restrictions thereon will lapse on the date of this year’s Annual Meeting.

In addition, members of the Audit, Compensation and Nominating and Corporate Governance Committees received the following annual fees: the chairperson of the Audit Committee received $6,000 while each member received $3,000; the chairpersons of each of the Compensation Committee and Nominating and Corporate Governance Committee received $4,000 while each member received $2,000.

Directors who are also officers of the Company are not compensated for their duties as a director.

PROPOSAL NO. 2 — Approval of Amendment to the Certificate of
Incorporation to Eliminate the Classification of the Board of Directors

The Proposal

The Board of Directors, after careful consideration and consultation with management and outside advisors, has adopted and recommends stockholder approval of a proposal to amend Article FIFTH of the Certificate of Incorporation to eliminate the classification of the Board of Directors. Under the Certificate of Incorporation, this proposal will require the affirmative vote of 66-2/3% of the outstanding shares of Common Stock in order to be adopted.

Background of the Proposal

Classified boards have been widely adopted and have a long history in corporate law. Proponents of classified boards assert they promote the independence of directors because directors elected for multi-year terms are less subject to outside influence. Proponents of a classified structure for the election of directors also believe it provides continuity and stability in the management of the business and affairs of a company because a majority of directors always has prior experience as directors of the company. Proponents further assert that classified boards may enhance stockholder value by forcing an entity seeking control of a target company to initiate arms-length discussions with the board of a target company because the entity is unable to replace the entire board in a single election.

Alternatively, some investors view classified boards as having the effect of reducing the accountability of directors to stockholders because classified boards limit the ability of stockholders to evaluate and elect all directors on an annual basis. The election of directors is the primary means for stockholders to influence corporate governance policies and to hold management accountable for implementing those policies. In addition, opponents of classified boards assert that a classified structure for the election of directors may discourage proxy contests in which stockholders have an opportunity to vote for a competing slate of nominees and therefore may erode stockholder value.

The Board of Directors is committed to principles of corporate democracy and seeks to further its goal of ensuring that the Company’s corporate governance policies maximize management accountability to its stockholders. It is this commitment to our stockholders, together with our recognition of a developing trend toward de-classifying boards of directors, that provides the basis for the Company’s additional proposals to amend the Certificate of Incorporation and By-Laws to permit the stockholders holding in the aggregate at least 25% of the outstanding Common Stock to require the call of a special meeting of the stockholders (described as Proposal Nos. 3 and 4 below). These proposals, if adopted, would allow stockholders the opportunity each year to register their views on the performance of the entire board and would also give stockholders the right to voice their opinions more frequently. Accordingly, the Board has determined that proposing a resolution to amend the Certificate of Incorporation to eliminate the classified board and to incorporate the other amendments contemplated by Proposal Nos. 3 and 4 (described below) is in the best interests of the Company and its stockholders.

Description of the Amendment

Article FIFTH of the Certificate of Incorporation currently provides that the Board shall be divided into three classes, with the directors in each class standing for election at every third annual meeting of stockholders. The Board has determined that this provision should be amended to provide instead for the annual election of all directors.

The Board has unanimously adopted a resolution approving a declassification amendment to the Certificate of Incorporation, which will provide for the annual election of all directors, and is recommending that stockholders approve that amendment. The text of the proposed amendment is set forth as Exhibit B to this Proxy Statement.

If the proposal is approved by stockholders, the amendment will become effective as of the 2007 annual meeting of the Company’s stockholders and the terms for all directors would end at the 2007 annual meeting of the Company’s stockholders. Beginning with the 2007 annual meeting of the Company’s stockholders, all directors would be elected for one-year terms at each annual meeting. If our stockholders do not approve the Certificate of Incorporation amendment, our Board will remain classified, the three directors elected at this year’s Annual Meeting will serve a three-year term expiring in 2009, and all other directors will continue in office for the remainder of their three-year terms, subject to their earlier death, resignation or removal.

In deciding to present this proposal to the Company’s stockholders, the Board considered a similar defective proposal that Pembridge had included in a required notice to the Company, and it considered a similar non-binding proposal that Pembridge belatedly indicated in its preliminary proxy materials that it would try to present at the Annual Meeting. The Board of Directors believes that its own proposal relating to declassification of the Board is superior to the similar non-binding proposal that Pembridge had previously said it would present at the Annual Meeting because the Board’s proposal is binding and will be implemented immediately if approved by stockholders without requiring, as would have Pembridge’s non-binding proposal, further Board action and a further vote of stockholders at a subsequent stockholder meeting. In light of these considerations, and because Pembridge has failed to provide timely notice of a non-binding proposal to declassify the Board of Directors, the Company will, in accordance with the By-Laws, rule ‘‘out of order’’ any such non-binding proposal that Pembridge may attempt to present at the Annual Meeting. The Company does not expect Pembridge's proposal to be presented at the Annual Meeting, however, because Pembridge has recently amended its proxy statement to solicit in favor of the Company's binding proposal.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE ‘‘FOR’’ THE
PROPOSAL TO ELIMINATE THE CLASSIFICATION OF THE BOARD OF DIRECTORS.

PROPOSAL NO. 3 — Approval of Amendment to the Certificate of Incorporation to Permit Stockholders Holding in the Aggregate at Least 25% of the Outstanding Common Stock
to Require the Call of a Special Meeting of Stockholders

The Board of Directors, after careful consideration and after consulting management and outside advisors, has adopted and recommends stockholder approval of a proposal to amend Article EIGHTH of the Certificate of Incorporation to permit stockholders holding in the aggregate at least 25% of the outstanding Common Stock be entitled, upon proper notice thereof to the Secretary of the Company, to require the Company to call a special meeting of stockholders. Under the Certificate of Incorporation, this proposal will require the affirmative vote of 66-2/3% of the outstanding shares of Common Stock in order to be adopted.

The Certificate of Incorporation currently provides that no person or persons with the exception of the Board or the Chairman of the Board is entitled to call a special meeting of stockholders. The Board has determined that in the best interests of the stockholders of the Company, this provision should be amended also to permit stockholders holding in the aggregate at least 25% of the outstanding Common Stock be entitled, upon proper notice thereof to the Secretary of the Company, to require the Company, any time following our 2007 annual meeting of stockholders, to call a special meeting of the stockholders. The Board has unanimously adopted a resolution approving such an amendment to the Certificate of Incorporation, and is recommending that stockholders approve that amendment. The text of the proposed amendment is set forth as Exhibit C to this Proxy Statement.

In deciding to present this proposal to the Company’s stockholders, the Board considered a similar defective proposal that Pembridge had included in a required notice to the Company, and it considered a similar non-binding proposal that Pembridge belatedly indicated in its preliminary proxy materials that it would try to present at the Annual Meeting. The Board of Directors believes that its own proposal relating to the call of special stockholder meetings at the request of stockholders is superior to the similar non-binding proposal that Pembridge had said it would seek to present because the Board’s proposal is binding and will not require, as would have Pembridge’s non-binding proposal, further Board action and a further vote of stockholders at a subsequent stockholder meeting. The Board also concluded that its binding proposal, which allows the holders of 25% of the Common Stock to require the call of a special meeting, was more in the interests of the Company’s stockholders than Pembridge’s non-binding proposal, which would have given that right to the holders of only 15% of the Company’s capital stock, since the 15% threshold is not sufficiently high to deter the immediate call of a meeting of stockholders for matters that are not sufficiently urgent or important and that could be brought up in the ordinary course at the next annual meeting of stockholders. In light of these considerations, and because Pembridge has failed to provide timely notice of a non-binding proposal to declassify the Board of Directors, the Company will, in accordance with the By-Laws, rule ‘‘out of order’’ any such non-binding proposal that Pembridge may attempt to present at the Annual Meeting. The Company does not expect Pembridge's proposal to be presented at the Annual Meeting, however, because Pembridge has recently amended its proxy statement to solicit in favor of the Company's binding proposal.

The Board determined that this proposal should not be made effective immediately, but rather should be made effective only following the 2007 annual meeting of the Company’s stockholders. The Board of Directors strongly believes that the upcoming year will be critical to its ability to make needed improvements in the Company’s operations and capitalize upon the strategic initiatives it has recently adopted and that the call of a special meeting of stockholders prior to the 2007 annual meeting of the Company’s stockholders could be an unwanted distraction to management and could jeopardize management’s ability to execute those strategic initiatives. In concluding that a special meeting of stockholders in the next year could be a distraction that would not be in the best interests of stockholders, the Board considered the possibility that if stockholders had the immediate right to require the call of special meetings, Pembridge or others could seek to call one or more stockholder meetings between the Annual Meeting and the 2007 annual meeting of the Company’s stockholders in order to, among other things, expand the size of the Board of Directors and seek to elect its representatives to the newly created Board seats. The Board of Directors concluded that such efforts would be a considerable distraction to management and to the Board and could seriously jeopardize implementation of the Company’s strategic initiatives it has recently adopted.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE ‘‘FOR’’ THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO PERMIT STOCKHOLDERS HOLDING IN THE AGGREGATE AT LEAST 25% OF THE OUTSTANDING COMMON STOCK TO REQUIRE THE CALL OF A SPECIAL MEETING OF STOCKHOLDERS.

PROPOSAL NO. 4 — Approval of Amendment to the By-Laws to Permit Stockholders Holding in the Aggregate at Least 25% of the Outstanding Common Stock to Require the
Call of a Special Meeting of Stockholders

The Board of Directors, after careful consideration and after consulting management and outside advisors, has adopted and recommends stockholder approval of a proposal to amend Article II, Section 3 of the By-Laws to permit stockholders holding in the aggregate at least 25% of the outstanding Common Stock be entitled, upon proper notice thereof to the Secretary of the Company, to require the Company to call a special meeting of stockholders. Under the By-Laws, this proposal will require the affirmative vote of 66-2/3% of the outstanding shares of Common Stock in order to be adopted.

For the same reasons set forth under the discussion of Proposal No. 3 above, the Board of Directors has adopted a resolution, subject to stockholder approval, amending Article II, Section 3 of the By-Laws also to permit stockholders holding in the aggregate at least 25% of the outstanding Common Stock be entitled, upon proper notice thereof to the Secretary of the Company, to require the Company to call a special meeting of stockholders. This amendment will conform the By-Laws to the provisions of the amended Certificate of Incorporation relating to the ability of stockholders to require the call of a special meeting of stockholders.

Both Proposal No. 3 and Proposal No. 4 address the ability of stockholders to require the call of a special meeting. However, because Proposal No. 3 would amend the Certificate of Incorporation and Proposal No. 4 would amend the By-Laws, stockholders will have the ability to require the call of a special meeting only if Proposal No. 3 is approved, whether or not Proposal No. 4 is approved. The Board of Directors is presenting Proposal No. 4 to allow the By-Laws to be amended so as to be consistent with the Certificate of Incorporation.

The text of Proposal No. 4 is set forth as Exhibit D to this Proxy Statement.

If the proposal is approved by stockholders, the amendment will become effective as soon as practicable following the 2007 annual meeting of the Company’s stockholders for the same reasons set forth under the discussion of Proposal No. 3 above.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE ‘‘FOR’’ THE PROPOSAL TO AMEND THE COMPANY’S BY-LAWS TO PERMIT STOCKHOLDERS HOLDING IN THE AGGREGATE AT LEAST 25% OF THE OUTSTANDING COMMON STOCK TO REQUIRE THE CALL OF A SPECIAL MEETING OF STOCKHOLDERS.

 APPOINTMENT OF AUDITORS

PROPOSAL NO. 5 — Ratification of the Appointment of Auditors

The Board of Directors has retained Deloitte & Touche LLP as independent auditors to report on the consolidated financial statements of the Company for the fiscal year ending March 3, 2007 and to perform such other services as may be required of them. The Board of Directors has directed that management submit the appointment of auditors for ratification by the stockholders at the Annual Meeting. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE ‘‘FOR’’ THE
RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS
THE TOPPS COMPANY, INC. AUDITORS.

OTHER VOTING MATTERS

Management does not know of any matters other than the foregoing that will be presented for consideration at the Annual Meeting. However, if other matters properly come before the Annual Meeting, the proxy holders should vote upon them in accordance with their best judgment.

BOARD COMMITTEES

COMPENSATION COMMITTEE

The Company has a Compensation Committee responsible for recommending officers’ remuneration and administering The Topps Company, Inc. 2001 Stock Incentive Plan (the ‘‘Stock Incentive Plan’’) and the 1996 Stock Option Plan. The members of the Compensation Committee for the fiscal year ended February 25, 2006 were Messrs. Richard Tarlow, David Mauer and Dr. Ann Kirschner, all of whom are independent under the applicable listing standards of the National Association of Securities Dealers, Inc. (the ‘‘NASD’’) and none of whom is an employee of the Company. Each of the members has many years of experience in dealing with compensation matters of companies of similar or greater size. The Compensation Committee held five meetings during the fiscal year ended February 25, 2006. David Mauer replaced Stanley Tulchin, who passed away in December of 2005.

Report of the Compensation Committee on Executive Compensation

The Compensation Committee is responsible for setting the Company’s compensation objectives and policies. It regularly approves compensation plans and sets specific compensation levels for all executive officers. In addition, the Compensation Committee administers the stock plans and determines the degree and extent of awards granted thereunder.

Compensation Policy

The Compensation Committee seeks to provide a total compensation package that is competitive with companies of similar size, business complexity and intended to retain and motivate the Company's executive officers. In structuring the compensation package for executive officers, the Committee seeks to provide financial incentives tied to the achievement of the Company's short-term and long-term business objectives and intended to enhance stockholder value by aligning the executive interests with those of the shareholders. The Committee also takes into consideration unique challenges that face the Company as both its competition and the retailers that sell its products continue to consolidate. To this end, the Company provides base salary, annual bonus and periodic equity awards to its executive officers.

The Company has an Executive Severance Plan which provides a uniform severance policy for key executives, other than Mr. Shorin. Designed to attract and retain key executives by assuring them of adequate severance pay in the event of an involuntary termination of their employment, it provides for a lump sum severance payment, based on years of service, in the event a participant’s employment with the Company is terminated without cause, with an enhanced severance payment if such termination without cause or for good reason occurs in connection with or following a change in control of the Company.

Base Salary

In setting base salary for the executive officers for fiscal 2006, the Compensation Committee considered the base salary levels of executives with similar responsibilities in companies of similar size, business and complexity, each executive officer's experience in his position at the Company and his actual performance over the prior fiscal year. The Committee also considered the nature of the specific industries in which the Company participates and particular issues facing the Company. Based on the above criteria, the Compensation Committee made subjective determinations with respect to the compensation of all of the Company's executive officers other than Mr. Shorin (whose compensation was governed by an employment agreement).

Bonus Awards

The Company structured the fiscal 2006 Bonus Plan to reward only those executive officers whose specific unit they managed achieved its earnings targets set at the beginning of the year. Executives of general corporate units with no profit/loss responsibility could receive a bonus only if the Company as a whole achieved its earnings targets. Bonus achievement levels and both specific unit and company wide performance targets for fiscal 2006 were set by the Compensation Committee at the beginning of the year, after consideration of bonus levels for executives with similar responsibilities in companies of similar size, business and complexity and the Company’s strategic and financial plan for fiscal 2006. During fiscal 2006, Messrs. Warren Friss, Ira Friedman and John Buscaglia each received a bonus reflecting 21% of their base pay for achievement of operating profit goals in the entertainment division. Besides a bonus payment of $7,500 to Mr. John Budd for his service prior to becoming an executive officer during fiscal 2006, no other executive officer, including the Company’s Chief Executive Officer received any bonus for fiscal 2006. Note that bonuses for fiscal 2005 were paid in fiscal 2006.

Stock Option Awards

Long-term incentive compensation opportunities are provided through grants of equity awards under the Company’s 2001 Stock Incentive Plan. The Compensation Committee continues to believe that equity awards are essential to the long term success of the Company because they provide financial incentives to those key employees directly responsible for the Company’s success which are tied to increases in stockholder value and serve to align the interests of such key employees with those of the Company’s stockholders. In keeping with the Company’s long-term incentive goal to provide key employees with a financial stake in the Company’s future and align their interests with those of the Company’s stockholders, the Compensation Committee granted stock options to certain key employees in fiscal 2006. No executive officer named in the Summary Compensation Table herein, however, received option grants in fiscal 2006. The individual award amounts were determined based on a subjective determination of the employee’s position, seniority, prior option grants and ability to affect the Company’s future success. All options granted have exercise prices which are equal to the fair market value of the Common Stock on the date of grant.

Retirement Benefits

Effective April 1, 2006, the Company amended its Retirement Plan, Savings and Investment Plan (the ‘‘Savings Plan’’), and Retiree Medical Plan. The Savings Plan was amended to provide that all employees participating therein would be eligible to receive employer matching contributions beginning April 1, 2006. The Company ‘‘froze’’ the Retirement Plan and provided that no additional employees will be allowed to participate in the Retirement Plan and no further benefits will accrue with respect to any existing participants on or after April 1, 2006. In connection with this amendment, the Company will now provide for non-elective employer contributions on behalf of certain participants in the Retirement Plan. The Retiree Medical Plan was amended to provide that employees who retire after April 1, 2006 and are otherwise eligible for retiree medical coverage must pay the applicable plan year premium costs to the extent such costs exceed certain caps.

Chief Executive Officer

During fiscal 2005, the Board approved the extension of the term of Mr. Shorin’s Amended and Restated Employment Agreement (the ‘‘Employment Agreement’’) through May 31, 2007. In connection therewith, and as required by the Employment Agreement, during fiscal 2006, the

Company paid to Mr. Shorin an extension bonus of $500,000. Mr. Shorin’s base salary is set under the terms of his Employment Agreement and had remained unchanged since June 1, 2001 until he agreed to a reduction to $885,000, effective January 1, 2006. Mr. Shorin also agreed to waive the automatic increase in his base salary to which he was entitled upon the extension of his Employment Agreement. Because the Company did not meet pre-established earnings targets developed at the beginning of the fiscal year, Mr. Shorin received no annual performance bonus for fiscal 2006.

Section 162(m)

Section 162(m) of the Code generally disallows a tax deduction to public companies for annual compensation over $1 million paid to any of the Company's Chief Executive Officer and the four other most highly compensated executive officers, except to the extent such compensation qualifies as ‘‘performance-based.’’ Only Mr. Shorin has received compensation in excess of the Section 162(m) limits and all other compensation has been fully deductible by the Company. While the Committee's policy has always been to pursue a strategy of maximizing deductibility of compensation for the Named Executive Officers (as defined below), it also believes it is important to maintain the flexibility to take actions it considers in the best interests of the Company and its stockholders, which are necessarily based on considerations in addition to Section 162(m). In light of the competitive market for highly qualified executives, the Company has exercised that flexibility with respect to Mr. Shorin.

June 1, 2006

David Mauer Richard Tarlow Ann Kirschner

AUDIT COMMITTEE

The Audit Committee is responsible for overseeing the Company’s accounting functions and internal controls and for recommending to the Board of Directors, subject to stockholder ratification, the selection of the Company’s independent auditors. The Audit Committee is composed of independent directors of the Company, as defined by the applicable listing standards of the NASD and the standards set forth by the Commission, and acts pursuant to a written charter adopted by the Board of Directors, a copy of which is available free of charge on the Company website. The members of such committee for the fiscal year ended February 25, 2006 were Messrs. Allan A. Feder, Stephen D. Greenberg and Edward D. Miller. During the fiscal year ended February 25, 2006, there were seven meetings of the Audit Committee. At the present time, the Company does not have an ‘‘audit committee financial expert’’ as defined in the rules of the Commission serving on the Audit Committee. However, the Board believes that each of the current members of the Audit Committee is able to read and understand fundamental financial statements and is ‘‘financially sophisticated’’ pursuant to applicable NASD rules. Therefore, our Board of Directors has concluded that the appointment of an additional director to the Audit Committee is not necessary at this time. None of the members of the Audit Committee is an employee of the Company.

Pre-Approval Policies and Procedures

Pursuant to its charter, the Audit Committee is responsible for reviewing and pre-approving all audit and non-audit services provided by Deloitte & Touche LLP and shall not engage Deloitte & Touche LLP to perform the specific non-audit services proscribed by law or regulation. The Committee may delegate pre-approval authority to the Chairman of the Audit Committee, in which case such approval must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee pre-approved all audit, audit-related, tax and other services provided by Deloitte & Touche LLP for the recently completed fiscal year.

Auditors’ Service Fees

The following is the breakdown of aggregate fees billed by the auditors to the Company for professional services in the last two fiscal years.

Description	2006	2005
Audit Fees	$571,252	$495,282
Audit-Related Fees(1)	652,511	743,273
Tax Fees(2)	143,946	228,469
Total	$1,367,709	$1,467,024

(1)	Consists primarily of Sarbanes-Oxley fees.

(2)	Consists primarily of U.S. and international tax compliance and planning.

Report of The Audit Committee of The Board of Directors

The Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements for the fiscal year ended February 25, 2006. In addition, the Audit Committee has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The independent auditors provided to the Audit Committee the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended. The Audit Committee has reviewed and discussed with the independent auditors the firm’s independence and has considered the compatibility of any non-audit services with the auditors’ independence.

Based on its review of the audited financial statements and the various discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended February 25, 2006.

June 1, 2006

Allan A. Feder Stephen D. Greenberg Edward D. Miller

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

On June 1, 2005, the Board of Directors established the Nominating and Corporate Governance Committee, which oversees and assists the Board of Directors in reviewing and recommending nominees for election as directors, assesses the performance of the Board of Directors, directs guidelines for the composition of the Board of Directors, makes recommendations to the Board regarding corporate governance matters and practices and provides oversight with respect to corporate governance and ethical conduct. The members of the Nominating and Corporate Governance Committee for the fiscal year ended February 25, 2006 were Messrs. Greenberg, Feder and Miller, each of whom is considered independent under the applicable listing standards of the NASD and none of whom is an employee of the Company. The Nominating and Corporate Governance Committee met one time during the fiscal year ended February 25, 2006.

Report of the Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. To date, the Company has not engaged any third party to assist in identifying or evaluating potential nominees. For all potential candidates, the Nominating and Corporate Governance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, industry-specific knowledge, possible conflicts of interest, general reputation and expertise, the extent to which the candidate would fill a present need on the Board of Directors and concern for the long-term interests of the stockholders. In addition, while not required of any one candidate, the Nominating and Corporate Governance Committee considers favorably experience, education, training or other expertise in business or financial matters and prior experience serving on the boards of public companies. Collectively, the composition of the Board must meet the applicable NASD listing requirements. In evaluating any candidate for director nominee, the Nominating and Corporate Governance Committee also evaluates the contribution of the proposed nominee toward compliance with the applicable NASD listing standards.

After a possible candidate is identified, the individual meets with various members of the Nominating and Corporate Governance Committee and other members of the Board who evaluate the candidate’s credentials, experience, interest and willingness to serve. Board members discuss these issues amongst themselves as well as the individual’s potential to be an effective Board member. If the discussions and evaluation are positive, the individual is invited to serve on the Board.

In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to nominate a candidate to be considered for election as a director at the 2007 Annual Meeting of Stockholders using the procedures set forth in the By-Laws, it must follow the procedures described in ‘‘Stockholder Communications with the Board.’’ If a stockholder wishes simply to propose a candidate for consideration as a nominee by the nominating and corporate governance committee, it should submit any pertinent information regarding the candidate to the Nominating and Corporate Governance Committee by mail at One Whitehall Street, New York, NY 10004 (c/o The Topps Company, Inc.) no later than January 15, 2007.

A copy of the Nominating and Corporate Governance Committee’s written charter is publicly available on the Company’s website at www.topps.com.

June 1, 2006

Allan A. Feder Stephen D. Greenberg Edward D. Miller

EXECUTIVE COMPENSATION

The following table sets forth for each of the last three fiscal years information regarding the compensation of (i) the Company’s Chief Executive Officer and (ii) the four other most highly compensated persons who were executive officers at the end of the fiscal year February 25, 2006 (each a ‘‘Named Executive Officer’’).

Summary Compensation Table(1)

	Annual Compensation			Long Term CompensationAwards
Name and Principal Position	Fiscal Year End	Salary ($)	Bonus ($)	Securities Underlying Options/ SARs(#)	Restricted Stock Awards($)
Arthur T. Shorin	2006	969,615	500,000(2)	—	—
Chairman and Chief Executive Officer	2005	985,000	197,000	—
	2004	985,000	697,000(2)	50,000
Scott A. Silverstein(3)	2006	420,000	—
President and Chief Operating Officer	2005	376,654	90,850	200,000	22,712(4)
	2004	310,462	62,138	75,000
Ira Friedman	2006	266,962	56,062	—	—
Vice President – Publishing and	2005	258,760	51,785	60,000
New product Development	2004	250,692	50,138
Warren Friss	2006	246,558	51,777	—	—
Vice President – General Manager –	2005	216,539	43,344	—
Entertainment	2004	206,683	41,337	75,000
Catherine K. Jessup	2006	269,923	—	—	—
Vice President – Chief Financial	2005	260,760	52,192	—
Officer and Treasurer	2004	250,462	50,130	75,000

(1)	Because none of the Named Executive Officers received (a) perquisites and other personal benefits (including, for certain of the Named Executive Officers, medical reimbursements and car use allowances) in excess of the lesser of $50,000 or 10% of such officer’s annual salary and bonus, or (b) any other compensation required to be reported, the columns entitled ‘‘Other Annual Compensation,’’ ‘‘LTIP Payouts’’ and ‘‘All Other Compensation’’ are inapplicable and have therefore been omitted from the table.

(2)	Includes an extension bonus of $500,000 under the terms of the Employment Agreement.

(3)	Mr. Silverstein is the son-in-law of Mr. Shorin.

(4)	Mr. Silverstein was granted 2,546 shares of restricted stock on April 11, 2005 which reflected twenty percent (20%) of his bonus for fiscal year 2005. The shares vest ratably in increments of 1/3 on each anniversary of the date of the grant. As of February 26, 2006, Mr. Silverstein held no shares of restricted stock. Dividends are paid on the shares of restricted stock in the same manner and at the same time as dividends are paid to our regular stockholders.

Option/SAR Grants in Last Fiscal Year

The Company did not grant options to any of the Named Executive Officers during the fiscal year ended February 25, 2006.

Aggregate Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

The following table provides information regarding the exercise of options during the fiscal year ended February 25, 2006 and the number and value of unexercised options held at fiscal year-end by each of the Named Executive Officers.

(a)	(b)	(c)	(d)		(e)
			Number of Securities Underlying Unexercised Options at FY-End(#)		Value of Unexercised In-the-Money Options at FY-End ($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Arthur T. Shorin	—	—	582,500	—	2,623,537	—
Scott A. Silverstein	12,000	30,240	330,666	158,334	776,770	—
Ira Friedman	—	—	62,000	20,000	9,075	—
Warren Friss	—	—	96,084	25,000	15,180	—
Catherine K. Jessup	13,500	35,775	163,000	25,000	420,473	—

Equity Compensation Plan Information

	(a)	(b)	(c)
Plain Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	3,414,210	$7.30	1,844,163
Equity compensation plans not approved by security holders	—	—	—
TOTAL	3,414,210	$7.30	1,884,163

Pension Benefits

The Company maintains a tax qualified non-contributory defined benefit pension plan for its eligible employees (the ‘‘Retirement Plan’’). The Summary Compensation Table contained in this Proxy Statement does not include the benefit accruals in respect of the Named Executive Officers under the Retirement Plan. The estimated annual pension benefits under the Retirement Plan, assuming retirement at age 65, at various levels of compensation and years of credited service are illustrated by the following table:

Annual Retirement Benefit for Specified
Years of Credited Service(1)(2)(3)

Highest Average Compensation	15	20	25	30	35	40	50
$ 160,000	$34,865	$47,322	$60,278	$73,312	$75,010	$77,010	$81,010
$ 175,000	$38,615	$52,323	$66,528	$80,812	$82,727	$84,885	$89,260
$ 200,000	$44,865	$60,656	$76,945	$93,312	$95,540	$98,010	$103,010
$ 225,000	$51,115	$68,990	$87,362	$105,812	$108,352	$111,135	$116,760
$ 250,000	$57,365	$77,323	$97,779	$118,313	$121,165	$124,260	$130,510
$ 300,000	$69,866	$93,990	$118,613	$143,313	$146,790	$150,510	$158,010
$ 400,000	$94,866	$127,324	$160,280	$193,314	$198,040	$203,010	$213,010
$ 450,000	$107,366	$143,991	$181,114	$218,315	$223,665	$229,260	$240,510
$ 500,000	$119,867	$160,658	$201,948	$243,315	$249,290	$255,510	$268,010
$ 600,000	$144,867	$193,992	$243,615	$293,316	$300,540	$308,010	$323,010
$ 800,000	$194,868	$260,660	$326,950	$393,318	$403,040	$413,010	$433,010
$1,000,000	$244,869	$327,328	$410,285	$493,320	$505,540	$518,010	$543,010
$1,500,000	$365,040	$490,040	$615,040	$740,040	$758,790	$777,540	$815,040
$1,700,000	$415,040	$556,707	$698,373	$840,040	$861,290	$882,540	$925,040

(1)	Effective April 1, 2006, the Retirement Plan was ‘‘frozen.’’ As a result of the freeze, no additional compensation or service for any period of employment with the Company on or after the effective date will be taken into account when determining any participant’s pension benefit under the Retirement Plan.

(2)	These are hypothetical benefits based upon the Retirement Plan’s normal retirement benefit formula. The maximum annual benefit permitted under Section 415 of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’), is generally limited to $175,000 at present and will be adjusted to reflect cost-of-living increases in 2007 and succeeding plan years.

(3)	The benefits shown corresponding to these compensation ranges are hypothetical benefits based upon the Retirement Plan’s normal retirement benefit formula. Under Section 401(a)(17) of the Code, compensation in excess of $220,000 (as adjusted to reflect cost-of-living increases) is disregarded for purposes of determining highest average compensation of participants in the Retirement Plan for the 2006-07 plan year. Benefits accrued as of the last day of the plan year beginning in 1993 on the basis of compensation in excess of the applicable dollar limit are preserved. The $220,000 limit will be adjusted for cost-of-living increases in 2007 and succeeding plan years.

The normal retirement benefit under the Retirement Plan is payable in the form of a ‘‘straight life’’ annuity and is equal to the greater of (i) 1.667% of a participant’s highest average W-2 compensation multiplied by the participant’s years of credited service not in excess of 30 years, plus .25% of the participant’s highest average compensation multiplied by the participant’s years of credited service in excess of 30 years, reduced by 50% of the participant’s estimated primary Social Security benefit determined on the basis of the participant’s earnings from the Company, or (ii) $204 multiplied by the participant’s years of credited service not in excess of 20 years, plus $144 multiplied by the participant’s credited service in excess of 20 years (but not to exceed 10 additional years). The ‘‘highest average compensation’’ for purposes of determining the normal retirement benefit is equal to one-fifth of the total compensation that is paid to a participant by the Company for the 60 consecutive-month period in which the participant’s compensation was greatest during the 120-month period prior to the participant’s retirement or termination of employment. Subject to the $220,000 compensation limit in the case of an executive officer other than Mr. Shorin, such compensation includes all compensation reflected in the Summary Compensation Table to the extent included in gross income for the applicable base years.

Due to the maximum benefit limitations that apply under the Code with respect to qualified pension benefits, Mr. Shorin has not accrued any benefits under the current Retirement Plan. Instead Mr. Shorin will receive retirement benefits pursuant to an amended and restated supplemental pension agreement entered into as of June 1, 2001 (the ‘‘Supplemental Pension Agreement’’). Benefits under the Supplemental Pension Arrangement are computed in accordance with the same formula applied under the Retirement Plan without regard to the limitations imposed by Sections 415 and 401(a)(17) of the Code. However, compensation attributable to stock appreciation rights and stock options is not taken into account in determining the highest average compensation for purposes of the Supplemental Agreement. The Company maintains a rabbi trust in connection with the Supplemental Pension Agreement. As of fiscal year end 2006, the assets under the rabbi trust had a market value of $8,393,569. In addition, effective March 1, 2006, as required by the distribution rules under Section 401(a)(9) of the Code, Mr. Shorin began to receive retirement benefits equal to $90,000 per year pursuant to an annuity purchased by the Company in connection with the termination of the Company’s former Pension Plan in 1985. In March of 2006, also as required by the minimum distribution rules under Section 401(a)(9), Mr. Shorin received his retirement benefits from the Company’s Savings Plan attributable to a rollover contribution from the Company’s former Pension Plan in connection with the termination of that plan.

As of February 25, 2006, the persons named in the Summary Compensation Table were credited with the following years of service: Mr. Shorin – 48 (for purposes of the Supplemental Pension Agreement only), Mr. Silverstein – 14, Mr. Friedman – 18, Mr. Friss – 11, Ms. Jessup – 11.

Employment & Severance Agreements

Mr. Shorin’s Employment Agreement

In fiscal 2005, the Board agreed to a two-year extension of Mr. Shorin’s Employment Agreement. The extended term commenced on June 1, 2005. As required by the terms of the Employment Agreement, the Company paid Mr. Shorin a $500,000 extension bonus during fiscal 2006. The Employment Agreement provides for a continued term of two years, expiring on May 31, 2007 (the ‘‘Term’’), with an annual base salary of $985,000 subject to increase at the discretion of the Compensation Committee. In fiscal 2005, Mr. Shorin agreed to waive the automatic increase in base salary otherwise required under the terms of the extension. In fiscal 2006, Mr. Shorin agreed to reduce his base salary to $885,000, effective January 1, 2006. Mr. Shorin’s Employment Agreement provides for an annual target bonus opportunity which is not less favorable than that provided for other executive officers of the Company.

If Mr. Shorin is terminated without ‘‘Cause’’ or resigns for ‘‘Good Reason’’ (as defined in the Employment Agreement), he will receive a full or prorated bonus for the year of termination (based on the time within the fiscal year that the termination occurs) and a lump sum severance payment will be made as liquidated damages in an amount equal to three times Mr. Shorin’s base salary plus his highest annual bonus paid for the three fiscal years ended prior to the date of termination. In addition, he will continue to participate in all of the Company’s benefit plans for a period of three years following such termination. In addition, all of his unvested stock options vest and remain exercisable in accordance with their terms.

The Employment Agreement also requires that, in the event any payments made upon his termination of employment are treated as ‘‘parachute payments’’ subject to excise taxes under federal tax law, the Company will make an additional payment to the applicable tax authorities on behalf of Mr. Shorin so that his after-tax position is the same as if the payments were not subject to an excise tax.

Mr. Shorin’s Employment Agreement also requires the Company to make annual contributions, to an irrevocable Company trust account, of assets equal to the present value of the supplemental pension benefits which accrue during each fiscal year for Mr. Shorin under his Supplemental Pension Agreement. In the event of his termination without Cause or resignation for Good Reason, the Employment Agreement counts severance compensation paid to Mr. Shorin in determining highest average compensation and credits Mr. Shorin with three additional years of service for pension purposes.

At the end of the Term, Mr. Shorin may request another two-year extension on equivalent terms with a minimum base salary adjustment for increases in the cost of living since June 1, 2005 and a $500,000 extension bonus. If the Company determines not to extend the Term, Mr. Shorin’s employment will terminate on May 31, 2007 and he will be entitled to the severance compensation outlined above for a termination without cause for two years instead of three. If Mr. Shorin elects to retire at the end of the two-year Term rather than seek an extension of the Term, Mr. Shorin will be entitled to the severance compensation outlined above for one year instead of three. In addition, the Employment Agreement provides that if the Term is not extended beyond May 31, 2007 or if Mr. Shorin retires at the end of the Term, the Company will offer Mr. Shorin a three-year post-employment consulting agreement providing for a $350,000 annual consulting fee in return for Mr. Shorin’s continued part-time services. In addition to the consulting fees, Mr. Shorin will be entitled to continued participation in all executive perquisites, a suitable office with secretarial support in midtown Manhattan and a suitable car and driver.

Executive Severance Plan

In July of fiscal 2005, the Company adopted the Executive Severance Plan for the purpose of providing a uniform severance policy for key executives (other than Mr. Shorin) and enhancing the Company’s ability to attract and retain key executives by assuring them of adequate severance pay in the event of an involuntary termination of their employment. The participants in the Executive Severance Plan are determined by Mr. Shorin. The Executive Severance Plan provides for a lump sum severance payment in the event a participant’s employment with the Company is terminated (i) by the Company without cause (not in connection with a change in control of the Company) or (ii) by the Company without cause or by the participant for good reason (in either case, in connection with a change in control of the Company or within two years following such change in control). The amount of severance payable upon a termination not in connection with a change in control is based on the participant’s years of service with the Company. Following such termination, a participant is entitled to a lump sum payment equal to six week’s base salary plus one week of base salary for every year of service (rounded up after completion of six months), with a minimum of eight weeks base salary. The amount of severance payable upon a termination in connection with or within two years following a change in control is equal to two times the sum of the participant’s (i) then current base salary and (ii) highest annual bonus payable with respect to the last three fiscal years prior to the termination date. The severance payments under the Executive Severance Plan are subject to the adherence to confidentiality requirements during and following employment and non-competition and non-solicitation requirements following termination of employment in connection with a change in control.

In June of fiscal 2006, the Company amended the definition of a change of control applicable to the Executive Severance Plan to include (A) the sale or disposition of (i) all or substantially all of the Company’s assets or (ii) assets constituting one or more of the Company’s main line of business (each an ‘‘Asset Sale’’) and (B) a stock sale where the Board approves the transaction. The Company further amended the Executive Severance Plan to clarify that upon an Asset Sale which constitutes a change in control of the Company for an employee, the termination of such employee's employment with the Company will not constitute a ‘‘termination without cause’’ (as defined in the Executive Severance Plan) entitling the employee to severance benefits, if the employee is offered comparable employment with the successor to the assets or accepts employment with such successor within six months following such Asset Sale.

CERTAIN RELATIONSHIPS

Jack H. Nusbaum, a director, is a partner in the law firm of Willkie Farr & Gallagher LLP, outside counsel to the Company.

PERFORMANCE GRAPH

The graph set forth below shows the yearly percentage change in the Company’s cumulative total stockholder return against each of the S&P MidCap 400, the S&P 500 and a composite index (the ‘‘Composite Index’’), in each case assuming an investment of $100 on February 25, 2001 and the accumulation and reinvestment of dividends paid thereafter through February 25, 2006.

The Composite Index is comprised of four industry groups reported in the ‘‘Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission’’ for the period ended September 30, 1993, and based upon the Standard Industrial Classification (‘‘SIC’’) codes developed by the Office of Management and Budget, Executive Office of the President. The four industry groups are Miscellaneous Publishing (SIC Code 2741), Sugar and Confectionery Products (SIC Code 2060), Periodicals: Publishing or Publishing and Printing (SIC Code 2721) and Wholesale – Miscellaneous Durable Goods (SIC Code 5090).

CODE OF BUSINESS CONDUCT AND ETHICS

The Company has adopted a Code of Business Conduct and Ethics that applies to its directors and executive officers as well as to all employees of the Company. The Code of Business Conduct and Ethics is available free of charge on our website. Amendments to the Code of Business Conduct and Ethics or any grant of a waiver from a provision of the Code of Business Conduct and Ethics requiring disclosure under applicable rules of the Commission will also be disclosed on the Company’s website.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

To date, the Board has not developed formal processes by which stockholders may communicate directly with directors because it believes that the existing informal process, in which any communication sent to the Board either generally or in care of the Chief Executive Officer, Corporate Secretary, or another corporate officer is forwarded to all members of the Board, has served the stockholders’ needs. Any communication to the Board may be mailed to the Board, in care of the Company’s Corporate Secretary, at the Company’s headquarters in New York, New York. The mailing envelope must contain a clear notation indicating the enclosed letter is a ‘‘Stockholder-Board Communication’’ or ‘‘Stockholder-Director Communication.’’ All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Corporate Secretary will forward such communications to the Board of Directors or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or to take appropriate legal action regarding such communication.

STOCKHOLDER PROPOSALS — 2007 ANNUAL MEETING

Any proposals of stockholders of the Company intended to be included in the Company’s proxy statement and form of proxy relating to the Company’s next annual meeting of stockholders must be in writing and received by the General Counsel of the Company at the Company’s office at One Whitehall Street, New York, New York 10004-2109 no later than February 23, 2007. In the event that the next annual meeting of stockholders is called for a date that is not within 30 days before or after July 28, 2007, in order to be timely, notice by the stockholder must be received no later than a reasonable time before the Company begins to print and mail its proxy materials.

For any other proposal that a stockholder wishes to have considered at the 2007 annual meeting of the Company’s stockholders, and for any nomination of a person for election to the Board at the 2007 annual meeting of the Company’s stockholders, the Company must have received written notice of such proposal or nomination during the period beginning April 29, 2007 and ending May 29, 2007. In the event that the next annual meeting of stockholders is called for a date that is not within 30 days before or after July 28, 2007, in order to be timely, notice by the stockholder must be received no later than the close of business on the tenth day following the day on which notice of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever occurs first.

Proposals and nominations that are not received by the dates specified will considered untimely. In addition, proposals and nominations must comply with Delaware law, the By-Laws, and the rules and regulations of the Commission.

Any stockholder interested in making a proposal is referred to Article II, Section 4 of the By-Laws.

SOLICITATION OF PROXIES

Proxies in the form enclosed are being solicited by the Board of Directors. Proxies may be solicited by mail, advertisement, telephone, facsimile, telegraph and email, and personally by directors or executive officers. In addition, the Company may request banks, brokers and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of common stock and obtain their voting instructions. The Company will reimburse those firms for their expenses in accordance with the rules of the SEC and applicable stock exchanges.

The total amount of expenses in excess of those normally spent for an annual meeting to be spent in connection with this solicitation is estimated to be in excess of $500,000. The total cost of solicitation will be borne by the Company. In addition, the Company has retained MacKenzie Partners, Inc. or MacKenzie, to assist in soliciting proxies, for which services the Company will pay a fee of up to $175,000 in the aggregate. Under MacKenzie’s retention agreement, the Company will generally indemnify and hold harmless MacKenzie and its affiliates against claims, costs, and expenses directly relating to MacKenzie’s services for the Company. MacKenzie will be the sole proxy solicitor retained by the Company in connection with the Annual Meeting. MacKenzie will employ approximately thirty (30) persons in connection with the solicitation of proxies.

EXHIBIT A SETS FORTH CERTAIN INFORMATION RELATING TO THE COMPANY’S DIRECTORS AND OFFICERS AND OTHER EMPLOYEES WHO MAY BE SOLICITING PROXIES ON THE COMPANY’S BEHALF.

The Company’s Annual Report on Form 10-K for the fiscal year ended February 25, 2006 and the Proxy are available to all investors on the internet at www.topps.com and will be provided to any stockholder of record at the close of business on June 1, 2006 without charge upon written request to Investor Relations at One Whitehall Street, New York, New York 10004-2109.

By order of the Board of Directors,
Arthur T. Shorin Chairman and Chief Executive Officer

EXHIBIT A

INFORMATION CONCERNING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC regulations, the members of the Board, the Company’s nominees and certain executive officers of the Company are ‘‘participants’’ with respect to the Company’s solicitation of proxies in connection with its 2006 Annual Meeting of Stockholders. Certain information about the persons who may be deemed ‘‘participants’’ is provided below.

Directors and Nominees

The names of the Company’s directors and director nominees are set forth below along with their principal address. The principal occupations of the Company’s directors who are participants in the Company’s solicitation are set forth in this Proxy Statement under ‘‘Board of Directors.’’

Name	Principal Business Address
Stephen Greenberg	Allen and Co., 711 Fifth Ave., New York, New York, 10022
Ann Kirschner	Comma International, 50 West 96th Street, New York, NY 10025
Richard Tarlow	Roberts & Tarlow, 25 Nostrand Parkway, Shelter Island, NY 11964
Allan A. Feder	401 North Point Road, Osprey, FL 34229
David M. Mauer	E & B Giftware LLC, 4 Executive Plaza, Yonkers, NY 10701
Jack H. Nusbaum	Willkie Farr & Gallagher LLP, 787 Seventh Ave., New York, New York 10019
Arthur T. Shorin	The Topps Company, Inc., One Whitehall Street, New York, New York, 10004-2109
Edward D. Miller	AXA Financial, Inc., 1290 Avenue of the Americas, New York, New York, 10104
Leonard Stern	Shepardson, Stern & Kaminsky, 88 Pine Street, New York, New York 10005

Officers and Employees

The Company’s executive officers who are ‘‘participants’’ in the Company’s solicitation of proxies are set forth below along with their position with the Company. The business address for each of the below participants is The Topps Company Inc., One Whitehall Street, New York, New York, 10004-2109.

Name	Principal Occupation
Scott A. Silverstein	President and Chief Operating Officer
Warren Friss	Vice President – General Manager – Entertainment
Ira Friedman	Vice President – Publishing and New Product Development
Catherine K. Jessup	Vice President – Chief Financial Officer and Treasurer
Sherry L. Schultz	Vice President – General Manager – Confectionery

Information Regarding Ownership of the Company’s Securities by Participants

The number of shares of Common Stock held by directors and the named executive officers is set forth under the ‘‘Security Ownership of Certain Beneficial Owners and Management’’ section of this Proxy Statement.

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth purchases and sales of shares of the Company’s securities by the participants listed below during the past two years.

Name	Date	Number of Shares of Common Stock Acquired (‘‘A’’) or Disposed of (‘‘D’’)*
Stephen D. Greenberg	7/1/05	1,994A
	7/1/04	2,055A
Ann Kirshner	7/1/05	1,994A
	7/1/04	2,055A
Richard Tarlow	7/1/05	1,994A
	7/1/04	2,055A
Allan Feder	4/17/06	3,000D
	2/3/06	4,455D
	2/3/06	2,000D
	7/1/05	1,994A
	1/7/05	4,500D
	1/7/05	500D
	7/1/04	2,055A
	2/11/04	1,000D
	1/20/04	1,000D
David M. Mauer	2/6/06	1,500D
	2/3/06	2,039D
	2/2/06	100D
	2/2/06	1,561D
	2/1/06	1,000D
	2/1/06	1,000D
	2/1/06	1,300D
	2/1/06	1,700D
	2/1/06	4,000D
	1/31/06	800D
	1/31/06	5,000D
	1/31/06	21,000A
	11/10/05	1,000D
	11/10/05	2,000D
	11/10/05	1,000D
	11/10/05	2,500D
	11/10/05	1,500D
	11/10/05	500D
	11/10/05	1,500D
	7/1/05	1,994A
	7/1/04	2,055A
Jack H. Nusbaum	7/1/05	1,994A
	7/1/04	2,055A
Arthur T. Shorin	1/10/06	10,000A
	8/6/04	3,090A
	8/6/04	6,910A
Edward D. Miller	7/1/05	1,994A
	7/1/04	2,055A
Scott A. Silverstein	1/20/06	12,000A
	4/11/05	2,546A
	6/28/04	15,000A
	6/28/04	15,000D
Warren Friss	1/14/204	3,698D
	1/14/04	3,698A
	1/13/04	500D

Name	Date	Number of Shares of Common Stock Acquired (‘‘A’’) or Disposed of (‘‘D’’)*
	1/13/04	500A
	1/12/04	33,468D
	1/12/04	4,718A
	1/12/04	5,000A
	1/12/04	3,750A
	1/12/04	10,000A
	1/12/04	5,000A
	1/12/04	5,000A
Ira Friedman	12/15/04	600D
	11/9/04	4,500A
	11/9/04	2,194D
	11/9/04	900D
	11/9/04	800D
	11/9/04	406D
	11/9/04	200D
	11/5/04	4,500A
	11/5/04	200D
	11/5/04	300D
	11/5/04	4,000D
	11/4/04	718D
	11/4/04	4,500A
	11/4/04	300D
	11/4/04	182D
	11/4/04	900D
	11/4/04	600D
	11/4/04	1,800D
	11/2/04	3,000A
	11/2/04	100D
	11/2/04	200D
	11/2/04	400D
	11/2/04	1,075D
	11/2/04	1,225D
	10/29/04	12,000A
	10/29/04	1,900D
	10/29/04	500D
	10/29/04	100D
	10/29/04	300D
	10/29/04	2,615D
	10/29/04	200D
	10/29/04	1,385D
	10/29/04	768D
	10/29/04	100D
	10/29/04	600D
	10/29/04	500D
	10/29/04	700D
	10/29/04	1,100D
	10/29/04	200D
	10/29/04	1,032D
	6/30/04	100A
	6/30/04	100D
	6/30/04	1,400A
	6/30/04	1,400D
	6/30/04	1,200A
	6/30/04	1,200D
	6/30/04	800A

Name	Date	Number of Shares of Common Stock Acquired (‘‘A’’) or Disposed of (‘‘D’’)*
	6/30/04	800D
	6/30/04	800A
	6/30/04	800D
	6/30/04	700A
	6/30/04	700D
	6/29/04	1,395A
	6/29/04	1,395D
	6/29/04	700A
	6/29/04	700D
	6/29/04	700A
	6/29/04	700D
	6/29/04	404A
	6/29/04	404D
	6/29/04	200A
	6/29/04	200D
	6/29/04	200A
	6/29/04	200D
	6/29/04	200A
	6/29/04	200D
	6/29/04	100A
	6/29/04	100D
	6/29/04	100A
	6/29/04	100D
	6/29/04	1A
	6/29/04	1D
Catherine K. Jessup	11/9/05	13,500A
	11/9/05	13,500D
	8/12/04	11,275A
	8/12/04	9,527D
	8/12/04	648D
	8/12/04	500D
	8/12/04	100D
	8/12/04	300D
	8/12/04	200D
	8/4/04	10,000A
	8/4/04	200D
	8/4/04	1,421D
	8/4/04	3,581D
	8/4/04	1,300D
	8/4104	1,800D
	8/4/04	698D
	8/4/04	100D
	8/4/04	400D
	8/4/04	200D
	8/4/04	200D
	8/4/04	100D
	6/30/04	10,000A
	6/30/04	13,725A
	6/29/04	10,000D
	6/30/04	13,725D
Sherry L. Schultz	—	None

*	Excludes options granted under the Company’s 2001 Stock Incentive Plan

Miscellaneous Information Concerning Participants

Except as described in this Exhibit A or in this Proxy Statement, to the best knowledge of the Company, none of the participants nor any of their respective affiliates or associates (together, the ‘‘Participant Affiliates’’) (i) directly or indirectly beneficially owns any shares of Common Stock of the Company or any securities of any subsidiary of the Company or (ii) has had any relationship with the Company in any capacity other than as a stockholder, employee, officer or director. Furthermore, except as described in the Proxy Statement, to the best knowledge of the Company, neither any participant nor any Participant Affiliate, is either a party to any transaction or series of transactions since the beginning of fiscal 2005, or has knowledge of any currently proposed transaction or series of proposed transactions, (i) to which the Company was or is to be a party, (ii) in which the amount involved exceeds $60,000, and (iii) in which any participant or Participant Affiliate had, or will have, a direct or indirect material interest.

Except as described in this Proxy Statement, to the knowledge of the Company, no participant or Participant Affiliate has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2006 Annual Meeting.

Except as described in the Proxy Statement, no participant or Participant Affiliate has entered into any agreement or understanding with any person respecting any future employment by the Company or any of its affiliates or any future transactions to which the Company or any of its affiliates will or may be a party. Except as described in the Proxy Statement, there are no contracts, arrangements or understandings by any participant or Participant Affiliate within the past year with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. During the past 10 years no participant has been convicted of a crime more serious than a traffic violation or similar misdemeanor.

EXHIBIT B

PROPOSED AMENDMENT TO ARTICLE FIFTH

OF THE

RESTATED CERTIFICATE OF INCORPORATION

OF

THE TOPPS COMPANY, INC.

(struck-through text indicates deletions and underlined text indicates additions that will be made if the proposal is approved)

FIFTH:    The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The number of directors of the Corporation shall be as from time to time fixed by, or in the manner provided in, the By-Laws of the Corporation. ~~The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The initial division of the Board of Directors into classes shall be made by the decision of a majority of the entire Board of Directors. The term of the initial Class I directors shall terminate on the date of the 1992 annual meeting of stockholders; the term of the initial Class II directors shall terminate on the date of the 1993 annual meeting of stockholders; and the term of the initial Class III directors shall terminate on the date of the 1994 annual meeting of stockholders. At each annual meeting of stockholders beginning in 1992, successors to the class of directors whose term expires at the annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional directors of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.~~The directors shall be elected by the stockholders at each annual meeting for a one-year term. Commencing with the 2007 annual meeting of stockholders, each director shall hold office for a one-year term and until such director’s successor shall have been duly elected and qualified, subject to prior death, retirement, resignation or removal. Any vacancy on the Board of Directors, howsoever resulting, may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. ~~Any director elected to fill a vacancy shall hold office for a term that shall coincide with the term of the class to which such director shall have been elected.~~ Any director elected to fill a vacancy shall hold office until the next annual meeting of stockholders.

Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the Restated Certificate of Incorporation or the resolution or resolutions adopted by the Board of Directors pursuant to Article FOURTH applicable thereto~~, and such directors so elected shall not be divided into classes pursuant to this Article FIFTH unless expressly provided by such terms~~.

B-1

EXHIBIT C

PROPOSED AMENDMENT TO ARTICLE EIGHTH

OF THE

RESTATED CERTIFICATE OF INCORPORATION

OF

THE TOPPS COMPANY, INC.

(struck-through text indicates deletions and underlined text indicates additions that will be made if the proposal is approved)

EIGHTH:    Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by the Board of Directors or the Chairman of the Board of Directors and, subsequent to the 2007 annual meeting of stockholders, shall be called by the Chairman of the Board of Directors at the request of the holders in the aggregate of at least 25% of the outstanding shares of Common Stock, upon the receipt of written notice thereof by the Secretary of the Company. Special meetings of the stockholders of the Corporation may not be called by any other person or persons.

C-1

EXHIBIT D

PROPOSED AMENDMENT TO ARTICLE II, SECTION 3

OF THE

RESTATED BY-LAWS

OF

THE TOPPS COMPANY, INC.

(struck-through text indicates deletions and underlined text indicates additions that will be made if the proposal is approved)

ARTICLE II

Section 3. Special Meetings. Special meetings of stockholders, for any purpose or purposes, may be called by the Board of Directors or the Chairman of the Board of Directors and, subsequent to the 2007 annual meeting of stockholders, shall be called by the Chairman of the Board of Directors at the request of the holders in the aggregate of at least 25% of the outstanding shares of Common Stock, upon the receipt of written notice thereof by the Secretary of the Company. Special meetings of stockholders may not be called by any other person or persons. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting, and only such business as is stated in such notice shall be acted upon thereat.

D-1

If you have any questions, require assistance in voting your WHITE proxy card, or need additional copies of proxy material, please call
MacKenzie Partners at the phone numbers listed below.

105 Madison Avenue
New York, NY 10016
(212) 929-5500 (Call Collect)
or
Call Toll Free (800) 322-2885

Email: proxy@mackenziepartners.com

WHITE PROXY

THE TOPPS COMPANY, INC.

The undersigned hereby appoints SCOTT SILVERSTEIN and VINIT BHARARA, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all the shares of stock of THE TOPPS COMPANY, INC. (the ‘‘Company’’), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at J.P. Morgan Chase & Co., 270 Park Avenue, 3rd Floor Auditorium, New York, New York, on July 28, 2006 at 10:30 A.M. (local time) and at all adjournments or postponements thereof, hereby revoking any proxy heretofore given with respect to such stock.

The undersigned authorizes and instructs said proxies to vote as follows:

1.ELECTION OF DIRECTORS	FOR all nominees listed (except marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed below

Arthur Shorin, Edward Miller and Leonard Stern

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE’S NAME IN THE SPACE PROVIDED BELOW.)

Withhold Authority:

2.	Proposal to amend the Company’s Restated Certificate of Incorporation to eliminate the classification of the Board of Directors.

FOR	AGAINST	ABSTAIN

3.	Proposal to amend the Company’s Restated Certificate of Incorporation to permit stockholders holding in the aggregate at least 25% of the outstanding common stock of the Company to require the call of a special meeting.

FOR	AGAINST	ABSTAIN

4.	Proposal to amend the Company’s Restated By-Laws to permit stockholders holding in the aggregate at least 25% of the outstanding common stock of the Company to require the call of a special meeting.

FOR	AGAINST	ABSTAIN

5.	To ratify the appointment of Deloitte & Touche LLP, as independent auditors for the Company for the fiscal year ending March 3, 2007.

FOR	AGAINST	ABSTAIN

I hereby authorize the Company’s designated proxies to vote, in their discretion, on such other business and matters incident to the conduct of the meeting as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors recommends a vote FOR all nominees for director and FOR Items 2, 3, 4 and 5.

(continued and to be signed on reverse side)

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PLEASE VOTE, DATE AND SIGN ON REVERSE AND
RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

(continued from reverse side, which should be read before signing)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND IN THE DISCRETION OF THE AFOREMENTIONED PROXIES ON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IF NO INSTRUCTION TO THE CONTRARY IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR ITEMS 2, 3, 4 AND 5.

Dated: , 2006
(Signature)
(Signature/Title)
Please sign exactly as your name or names appear at the left.
Please return this proxy in the accompanying business reply envelope even if you expect to attend in person.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

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▲   FOLD AND DETACH HERE   ▲

IMPORTANT:
PLEASE VOTE, DATE AND SIGN ON REVERSE AND
RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE